UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)June 21, 2010

NEXEN INC.
(Exact name of registrant as specified in its charter)
CANADA
(State or other jurisdiction of incorporation)
1-6702	98-6000202
(Commission File Number)	(I.R.S. Employer Identification No.)

801 – 7th AVENUE S.W. CALGARY, ALBERTA, CANADA	T2P 3P7
(Address of principal executive offices)	(Zip Code)

(403) 699-4000
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

AMENDMENT TO CREDIT FACILITY

On June 21, 2010, Nexen Inc. (the “Company”) entered into an Amended and Restated Credit Agreement (the “Amended And Restated Agreement”) of the credit agreement originally dated July 22, 2005 (the "Credit Agreement") by and among the Company, Nexen Holdings U.S.A. Inc. and Nexen Petroleum U.K. Limited as borrowers, the financial institutions named therein and other  institutions from time to time party thereto as lenders (the  "Lenders") and The  Toronto-Dominion Bank, Toronto Dominion (Texas) LLC and The Toronto-Dominion  Bank, London Branch as agents of the Lenders to provide for certain revolving term  credit facilities (the “Credit Facilities”).  The Credit Agreement was previously amended on November 29, 2005 (the "First Amendment"), July 14, 2006 (the “Second Amendment”), and on July 5, 2007 (the “Third Amendment”).  The changes made to the Credit Agreement in the First Amendment and the Third Amendment were not material.

The Amended and Restated Agreement:

●	Amends the definition of "Applicable Pricing Rate";
●	Excludes certain previous lenders and includes new Lenders;
●	Extends the maturity date on the Credit Facilities from July 22, 2012 to July 22, 2014; and
●	Adds a new financial covenant in favour of the Lenders.

The remaining material terms of the Credit Agreement are unchanged.

The foregoing description of the Amended and Restated Agreement is a summary and does not contain all of the exceptions and qualifications that may apply. A copy of the Amended and Restated Agreement is filed as Exhibit 10.1 and is incorporated by reference herein.  The foregoing description of the Amended and Restated Agreement is qualified in its entirety by reference to such exhibit.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits

Exhibit Number                                           Description

10.1
Amended and Restated Credit Agreement dated June 21, 2010 (originally dated as of July 22, 2005) by and among Nexen Inc., Nexen Holdings U.S.A.  Inc. and Nexen Petroleum U.K. Limited as borrowers, the financial institutions named therein  and other institutions  from time to time  party   thereto   as  lenders   and  The Toronto-Dominion    Bank,   Toronto   Dominion (Texas)  LLC  and The  Toronto-Dominion  Bank, London Branch as agents of the lenders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: June 24, 2010

NEXEN INC.

By:	/s/ James Cummings
Name: James Cummings
Title: Assistant Secretary

Exhibit Index

Exhibit Number                                           Description

10.1
Amended and Restated Credit Agreement dated June 21, 2010 (originally dated as of July 22, 2005) by and among Nexen Inc., Nexen Holdings U.S.A.  Inc. and Nexen Petroleum U.K. Limited as borrowers, the financial institutions named therein  and other institutions  from time to time  party   thereto   as  lenders   and  The Toronto-Dominion    Bank,   Toronto   Dominion (Texas)  LLC  and The  Toronto-Dominion  Bank, London Branch as agents of the lenders.